Income Taxes (Tables)	6 Months Ended
Jun. 30, 2020
Income Taxes
Significant Components of Current and Deferred Income Tax Expense Attributable to Income from Continuing Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(U.S. Dollars in thousands)	2020	2019	2020	2019
Income before income taxes	$21,686	$8,179	$15,550	$21,051
Income tax (expense)	(3)	(3)	(6)	(6)
Effective tax rate	$0%	$0%	$0%	$0%